NO.  96-1120
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                                 OFFICIAL ORDER
                                     OF THE
                            COMMISSIONER OF INSURANCE
                                     OF THE
                                 STATE OF TEXAS
                                  AUSTIN, TEXAS

                               DATE   SEPTEMBER 25, 1996

SUBJECT CONSIDERED:              ACQUISITION OF
                      FIRST AMERICAN DENTAL BENEFITS, INC.
                         dba AMERICAN DENTAL CORPORATION
                                  Dallas, Texas

                                       by

                        SAFEGUARD HEALTH ENTERPRISES, INC
                             A Delaware Corporation

                          Consent Docket No. C-96-0832

GENERAL REMARKS AND OFFICIAL ACTION TAKEN:

On this day came for consideration by the Commissioner of Insurance, the application of SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation hereinafter referred to as APPLICANT, for approval of its acquisition of control of FIRST AMERICAN DENTAL BENEFITS, INC. dba AMERICAN DENTAL CORPORATION, Dallas, Texas, hereinafter referred to as FIRST AMERICAN DENTAL.

The APPLICANT and the duly authorized representative of FIRST AMERICAN DENTAL have consented to the entry of this order and request the Commissioner of Insurance to informally dispose of this matter pursuant to the provisions of TEX. GOV'T CODE ANN. SECTION 2001.056 and 28 TEX. ADMIN. CODE SECTION 1.47.

                                     WAIVER

APPLICANT and FIRST AMERICAN DENTAL acknowledge the existence of their rights, including but not limited to, the issuance and service of notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner of Insurance, and judicial review of this administrative action, as provided in TEX. INS. CODE ANN. art. 1.04, and TEX. GOV'T CODE ANN. SECTIONS 2001.051-2001.902, and have expressly waived each and every such right.

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96-1120
COMMISSIONER'S ORDER, INC.
FIRST AMERICAN DENTAL BENEFITS
dba AMERICAN DENTAL CORPORATION
PAGE 2 OF 5


                                FINDINGS OF FACT

Based upon the information submitted to and reviewed by the Texas Department of Insurance, the Commissioner of Insurance makes the following findings of fact:

1. FIRST AMERICAN DENTAL is a domestic health maintenance organization duly licensed in the State of Texas pursuant to the provisions of Chapter 20A of the Texas Insurance Code.

2. APPLICANT is a corporation duly organized under the laws of the state of Delaware and has its principal executive offices in Anaheim, California.

3. The proposed acquisition plan of APPLICANT provides for the acquisition of all the issued and outstanding stock of FIRST AMERICAN DENTAL for approximately $11,950,000.

4. The acquisition will be funded by a Reducing Revolver loan agreement entered into between APPLICANT and Bank of America in the amount of $30,000,000. The loan has a maturity date of March 31, 2002, and includes as security, a first priority interest in all personal property, including accounts receivables, fixed assets, and intangibles of APPLICANT, except for newly acquired fixed assets financed by purchase money and liens on personal property assets existing as of June 30, 1996. Additionally, the loan will be secured by a pledge of subsidiary stock and a negative pledge on real property of APPLICANT. APPLICANT currently has no long-term or short-term debt.

5. After the change of control, the present officers and directors of FIRST AMERICAN DENTAL will be replaced with the officers and directors of APPLICANT as follows:

          Steven J. Baileys, D.D.S., Chairman, President and
               Chief Executive Officer, Director
          John E. Cox, Executive Vice President and Chief Operating
               Officer, Director
          Ronald I. Brendzel, J.D., Senior Vice President,
               Secretary and General Counsel, Director
          Ronald B. Bolden, Vice President and Executive Director
          Thomas C. Tekulve, C.P.A., Vice President Accounting and
               Finance, and Treasurer
          Jan Ragland, Vice President of Operations
          James M. Dills, Chief Financial Officer
          George H. Stevens, Director

6. After the change in control, the home office and administrative office of FIRST AMERICAN DENTAL will remain in Dallas, Texas.

96-1120
COMMISSIONER'S ORDER, INC.
FIRST AMERICAN DENTAL BENEFITS
dba AMERICAN DENTAL CORPORATION
PAGE 3 OF 5


7. APPLICANT intends for FIRST AMERICAN DENTAL to continue its dental plan operations in Texas. Following APPLICANT's acquisition of FIRST AMERICAN DENTAL, APPLICANT anticipates no changes in the operations, products, forms, contracts, or premium rates of FIRST AMERICAN DENTAL will occur. In addition, APPLICANT'S wholly-owned subsidiary, Safeguard Health Plans, Inc., a Texas corporation, will also continue its dental plan operations in the state of Texas and no changes in the operations, products, forms, contracts, or premium rates will occur as a result of the acquisition of FIRST AMERICAN DENTAL.

8. The acquisition involves the execution of non-competition agreements between APPLICANT and Mr. William N. Rees and between APPLICANT and Dr. James L. Davenport and Dr. Martin Rinker, owners of all issued and outstanding shares of FIRST AMERICAN DENTAL. The payment for the non-competition agreement with Mr. Rees is $50,000, which will be made at closing. The payment for the non-competition agreement with Dr. Davenport and Dr. Rinker will be in the aggregate sum of $3,576,000, payable over the three years ($1,192,000 per year) as consideration for the five-year non-competition agreement. These payments will be allocated in equal amounts to Dr. Davenport and Dr. Rinker.

9. No evidence was presented that immediately upon the change of control FIRST AMERICAN DENTAL would not be able to satisfy the requirements for the issuance of a new certificate of authority to operate a health maintenance organization as it is presently licensed to do.

10. No evidence was presented that the effect of such acquisition of control would be to substantially lessen competition among health maintenance organizations in this state or tend to create a monopoly therein.

11. No evidence was presented that the financial condition of APPLICANT is such as might jeopardize the financial stability of FIRST AMERICAN DENTAL or prejudice the interest of its enrollees or the interests of any remaining shareholders who are unaffiliated with such acquiring party.

12. No evidence was presented that the terms of the acquisition of control are unfair and unreasonable to the shareholders of FIRST AMERICAN DENTAL.


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96-1120
COMMISSIONER'S ORDER, INC.
FIRST AMERICAN DENTAL BENEFITS
dba AMERICAN DENTAL CORPORATION
PAGE 4 OF 5


13. No evidence was presented that the APPLICANT has any plans or proposals to liquidate FIRST AMERICAN DENTAL, sell its assets, or consolidate or merge it with any person, or to make any other material change in its business or corporate structure or management, or cause it to enter into material agreements, arrangements, or transactions of any kind with any party that are unfair, prejudicial, hazardous, or unreasonable to enrollees or shareholders FIRST AMERICAN DENTAL and not in the public interest.

14. No evidence was presented that the competence, trustworthiness, experience and integrity of those persons who would control the operations of FIRST AMERICAN DENTAL are such that it would not be in the interest of the enrollees of FIRST AMERICAN DENTAL and of the public to permit the acquisition of control.

15. No evidence was presented that the acquisition of control would violate any laws of this State, any other state, or the United States.

16. Representatives of the APPLICANT and FIRST AMERICAN DENTAL have waived the right to a hearing under TEX. INS. CODE ANN. art. 1.33(e) and all procedural requirements for the entry of this order.

                               CONCLUSIONS OF LAW

Based upon the foregoing findings of the fact, the Commissioner of Insurance makes the following conclusions of law:

1. The Commissioner of Insurance has authority and jurisdiction over this application for approval of acquisition of control pursuant to TEX. INS. CODE ANN. art. 20A.05, 5(d).

2. The Commissioner of Insurance has authority to dispose of this matter under TEX. INS. CODE ANN. art. 1.33 (e).

3. APPLICANT and FIRST AMERICAN DENTAL have knowingly and voluntarily waived all procedural requirements for the entry of this order, including but not limited to, notice of hearing, a public hearing, a proposal for decision, rehearing by the Commissioner, and judicial review of the order as provided for in TEX. GOV'T CODE ANN. SECTIONS 2001.051 and 2001.052.

4. As found in the foregoing findings of fact, the proposed acquisition of control by APPLICANT of 100 percent of the outstanding stock of FIRST AMERICAN DENTAL constitutes a change of control of FIRST AMERICAN DENTAL under the provisions of TEX. INS. CODE ANN. art. 20A.05, SECTION (d).

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96-1120
COMMISSIONER'S ORDER, INC.
FIRST AMERICAN DENTAL BENEFITS
dba AMERICAN DENTAL CORPORATION
PAGE 5 OF 5

5. As found in facts numbered 10 through 16, there is no evidence that any of the events or conditions listed in 28 TEX. ADMIN. CODE, SECTION 11.1205(a) would occur or exist after the acquisition of control.

6. As found in the foregoing findings of fact, there is no evidence upon which the Commissioner could predicate a denial of the acquisition of control, under TEX. INS. CODE ANN. art. 20A.05. SECTION (d).

7. The application of APPLICANT for acquisition of control of FIRST AMERICAN DENTAL should be approved.

IT IS THEREFORE ORDERED that the acquisition of control of FIRST AMERICAN DENTAL BENEFITS, INC. dba AMERICAN DENTAL CORPORATION, Dallas, Texas by SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation, is hereby approved.

                                   ELTON BOMER
                                   COMMISSIONER OF INSURANCE


                                   By: /s/ Jose Montemayor
                                      ---------------------------
                                      JOSE MONTEMAYOR
                                      ASSOCIATE COMMISSIONER
                                      FINANCIAL
                                      COMMISSIONER'S ORDER 96-1064




RECOMMENDED BY:


/s/ Marianne Galea
------------------------------
MARIANNE GALEA, ANALYST
FINANCIAL MONITORING